Investor Presentation – September 2018

Wrap Technologies, Inc.

OTCQB: WRTC

Innovators of Modern Policing Solutions



Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the size of target markets; planned product introduction and sales to the law enforcement market; expansion to other markets; new product introductions; product safety and our business model. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

At A Glance

Mission

We partner with law enforcement to deliver smart technology designed to protect the public and officers.

Mental Illness

40 million adults in U.S. have mental health issues [1]

7.9 million have severe mental illness [2]

More than **1 in 10** police encounters involve mentally ill [2]

1 in 4 fatal police encounters involve mentally ill [2]



Pathway To Success

Taser (AAXN) successfully pioneered the path to launching a new tool to police departments.

Vision

We hope to change for the better how law enforcement interacts with non-compliant individuals.

Market

701,000 sworn officers in 15,300 federal, state & local law enforcement agencies [3]

1,100,000 private & government security officers [4]

12,100,000 international police officers [5]

$11.85 billion non-lethal weapons market in 2023 [6]

Introducing: BolaWrap™ 100

NON-LETHAL RESTRAINT FOR LAW ENFORCEMENT

A Compelling Alternative

Designed together with law enforcement, the hand-held BolaWrap 100 is a non-lethal restraint device that discharges an eight-foot bola style Kevlar® tether at 640 feet per second to effectively entangle a subject at a range of 10-25 feet.










USE OF FORCE
"No issue is of greater consequence to the policing profession, or to the communities served, than the issue of police use of force."
— Police Executive Research Forum, 2016

Demand

Over the next 10 years, the Non-Lethal Weapons (NLW) Market is forecasted to emerge as the dominant law enforcement technology.

Increase in need to combat negative world outcry and media attention due to non-combatant casualties.

+

Increase in global government mandates for non-lethal weapons R&D, and procurement dedicated to public safety.

↓

GLOBAL NLW MARKET IS A MULTI-BILLIION DOLLAR MARKET

$6.32 Billion in 2016[6]

→

$11.85 Billion in 2023[6]

Litigations & Settlements

Existing less lethal options are becoming increasingly controversial and costly – increasing liability and causing lawsuits, costing agencies millions annually.

24%

(236 of 987) Fatal police shootings in 2017 involved mental illness.[7]

$12 Million

Average payout for litigation and insurance by 20 large cities. [8]

$1.02 Billion

Paid out by 10 cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgments in police misconduct cases, a 48% increase from $168.3 million in 2010.[9]

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is $1,134,000 per day for a total of $410,000,000 for the year.[10]

Use of Force Continuum

Weapon Description	Use	Method of Action	Risks
Verbal Commands	Standoff Compliance	Yell towards subject	Frequently ineffective
BolaWrap 100	Standoff Remote restraint	Entangle subject legs	Minor injury to subject, officer aim (too high/low) requiring quick reload
Pepper Spray	Short Range Compliance	Pain induction to respiratory tract & eyes	Injury to subject, innocent bystanders and officer
Baton	Hand to hand combat	Pain induction to body parts	Requires physical contact, possibly lethal, can be turned on officer
Rubber Bullets/Bean Bag Rounds	Short Range Compliance	Impact Pain	Injury, possibly lethal, limited range, not always effective
Taser	Short Range Compliance	Electric Shock	Injury, possibly lethal, limited range, not always effective
Gun	Short Range Compliance	Deadly Force	Serious Injury, death


VERBAL COMMANDS
BOLAWRAP 100
PEPPER SPRAY
BATON
TASER
GUN

The De-policing Phenomena

During potentially violent encounters, officers are confronted with extremely narrow windows of time when they must decide: **which use of force is necessary AND justified at this particular moment?**


Too Much Force, Too Early
Too Little Force, Too Late
Viral Video
Community Negativity
Officer Fired, Lawsuit
Necessary/Justified
Use of Force
Injury/Death to Officer
Injury/Death to Subject
Injury/Death to Bystander

"Significant fear among police about their own safety and about carrying out everyday policing."

- Pew Research Center, 2017

86% Said fatal encounters between black & police have made policing more difficult [11]

93% Said they are more concerned about safety [11]

76% Said they are more reluctant to use force when appropriate [11]



When a situation with the mentally ill goes south, police are the ones who are called. They are the defacto mental health professionals – and must be prepared.

Police need a tool that they can be confident will restrain a noncompliant or mentally ill subject EARLY in an encounter WITHOUT hurting the subject, or endangering themselves or the people around them.



Not Less-Lethal. Non-Lethal.

Other force options primarily rely on "pain compliance", often escalating rather than controlling dangerous law enforcement encounters. The BolaWrap 100 is designed to be deployed early in an encounter between officer and subject to prevent unnecessary escalation and violence.



- Minimizes officer risk of engagement
- Assists officers to restrain subject
- Effectiveness not dependent on pain compliance – reducing risk of fight and hindering flight
- Addresses compelling market – noncompliant, mentally ill, and aging population
- Minor risk of injury to subject
- Effective range of 10-25 feet
- Durable, small, light and easy to hold and deploy with weak hand
- Simple training, no special skills required
- Quick 3-8 second reload, easy swap of cartridge for redeployment
- Comparative low cost to agencies

Simple, Patented & Patent Pending Technology



Launcher Device

- Receives Bola cartridge
- Durable and small – 6 x 2.5 x 1 inch
- Hand-held, light – weighs 8oz
- Sliding cocking mechanism, safety and deploy button



Bola Cartridge

- Single use, recyclable aluminum, 3.6 oz
- 9 mm fractional blank propels 8' Kevlar® tether
- Tether wraps subject 1-3 times at effective range of 10-25 feet
- Small barbs secure wrap



Laser

- Patent pending proprietary green line laser
- Automatic – operates when safety disengaged
- Illuminates target even in daylight for accurate deployment

What The Professionals Are Saying



Chief Chuck Press

Key Biscayne Police Department

"I think it's obviously a safe alternative…it offers our cops a great opportunity… there's no reason for people not to like it."



Chief Delrish Moss

Ferguson Police Department

"This tool looks like it might be ideal for some situations for us…it seems pretty impressive."



Chief Ed Hudak

City of Coral Gables

"I think the product is outstanding…it gives us an extra tool to not go to less-lethal and to lethal…this is going to save lives."



Chief Wade Carpenter

Park City Police Department

"It's something I've never seen anything like. This gives another option we might be able to use to restrain somebody with a less lethal force option."



Major Paul Acosta

City of Miami Beach

"It gives us an opportunity to control a situation before it escalates to a point where we need to use pain compliance…"



Lieutenant Eric S. Lohr

LaGrange Police Department

"This is one tool we could possibly use if a subject with a knife or mentally ill subject needed to be taken into custody."



Officer D. Fleureme

Miami Dade Corrections

"I do see where a different application of this product can actually be used in the correctional setting…if you have a subject in custody that's actually fleeing."



Dr. Neil Kirshen

Police Surgeon

"I think this is a reasonable approach to restraining somebody but still being very gentle, and you're not affecting any mechanical or electrical stimulation of the heart."



Reditt Hudson

VP Civil Rights Advocacy

It's excellent. Anytime you can have a more humane response to someone in crisis it Is not only good for the department, it's good for society."

Total Addressable Market

701,000

Sworn officers in 15,300 federal, state and local law enforcement agencies. [3]

295,000

Corrections officers in 1,800 facilities. [12]

1,100,100

Private and [4]

12,100,000

International police officers. [5]

Additional Opportunities

Constituents of other target markets including:

1. Military
2. Federal Law Enforcement (Border Patrol, FBI, etc.)
3. Special Purpose Agencies (Parks, Schools, Airports, Hospitals, etc.)
4. School Teachers
5. Homeowners

Corporate Strategy

Proof Statement: 15 years ago, Taser's addition filled a void in the Use of Force Continuum. Today we believe we are doing the same, except since it is lower on the continuum, the opportunity for use is more frequent.

Taser (AAXN) successfully pioneered the path to launching a new tool to police departments by employing a model for selling to agencies that we are executing:

01 Engage agency leaders

02 Sponsor key departments to seed market

03 Training service and support

04 Targeted strategic alliances

Recurring Revenue Model

- BolaWrap 100 Devices
- BolaWrap 100 Cartridges
- Accessories

Profit Strategy

- High Margins – targeting 50-60% gross margins
- Recurring Revenue – cartridge sales create recurring revenue stream
- Customers are easy to identify/ target, early adopters are known

Grow Product Line

- Additional generations of BolaWrap 100
- Additional non-lethal restraint products
- Strategic product partnerships
- Other modern policing high-tech tools

Rollout Illustration

The table below illustrates BolaWrap results assuming the same adoption rate/rollout experienced by Taser when introduced to law enforcement, Taser is historical dollars and BolaWrap is at current anticipated selling prices. The below information is included for illustrative purposes only, and no assurances can be given that the BolaWrap product will experience similar results as Taser.

Taser Historical Rollout Data			
Year	Devices	Cartridges	Total
1999	160	1,600*	$80,000
2000	400	3,200*	$209,900
2001	9,900	79,200*	$5,460,000
2002	14,799	181,034	$8,494,000
2003**	32,235	399,844	$23,478,000

Wrap Technologies Rollout Illustration			
Year	Devices	Cartridges	Total
2018			
2019	400	3,200	$466,000
2020	9,900	79,200	$11,534,000
2021	14,799	181,034	$19,120,000
2022	32,235	399,844	$41,812,000

*Quantities extrapolated from published data.

**Reflects addition of 2nd generation product

Patent Strategy

- Wrap Technologies owns three U.S. patents on its technology.
- Wrap Technologies has five U.S. patents pending, one PCT and three trademark filings.
- Filed to reserve and protect all foreign rights.
- Other U.S. and international patents being drafted.

Patent Legal Overview

Patents have 20 year life from filing date.

PCT (Patent Cooperation Treaty) filing for foreign priority is due within 12 months of filing date.

Nationalization (country selection) within 30 months of U.S. filing secures original filing priority date.

Our Testing Partners

The BolaWrap 100 is currently being tested by more than 20 departments across the United States.

Media Coverage

Wherever the BolaWrap is demonstrated, the media buzz follows. The BolaWrap has been featured across more than 20 networks in under a year, including CBS, FOX, NBC and others.











NEW POLICE TOOL




NEW CRIME-FIGHTING TOOL



Executives & Directors



Scot Cohen

Chairman of the Board

Mr. Cohen has over 20 years of experience in institutional asset management, wealth management, and capital markets. Scot co-founded Iroquois Capital, a NY based hedge fund, which managed approximately $300M across its family of funds.



James Barnes

CFO, Treasurer & Secretary

Mr. Barnes previously served as President of Sunrise Capital, Inc., a private venture capital and financial & regulatory consulting firm. He was CFO of Parametric Sound Corp. (now Turtle Beach Corp.) and also practiced as a certified public accountant & management consultant with Ernst & Ernst.



Michael Parris

Independent Director

Mr. Parris partnered with Perry Rogers in 1996 to oversee the SHAQ brand and other secondary strategic alliances. Prior to 1996, Parris had a successful career in law enforcement, serving as a lieutenant for the Newark Police Department in NJ.



David Norris

President & Director

Mr. Norris is an experienced executive and joined Wrap Technologies full-time in January 2018. From April 2014 – December 2017 he served in various executive roles, including President, at privately held loanDepot, LLC as it rapidly expanded into the 5th largest mortgage lender in the US. loanDepot has 6,000 employees and generated $1B in revenue in 2017. David also served as CEO of Greenlight Financial, and President of LendingTree Loans. Mr. Norris' career also includes executive and management roles at Toshiba America Information Systems and Qualcomm Personal. His early career was as a probation officer in San Diego for five years.

Leadership Team

NON-LETHAL EXPERTS



Elwood "Woody" Norris

Chief Technology Officer

Nationally recognized inventor holding over 80 patents. Inventor of non-lethal 'LRAD'.



Don De Lucca

Ambassador of Public Safety

Chief of Police Retired, Past President of IACP.



Michael Rothans

Senior VP Business Development

Assistant Sheriff Los Angeles County Sheriff's Department, Retired.



Michael Thomas

Director of Training & Operations

Extensive officer training andsales support experience. 20 year law enforcement veteran.

Investor Highlights

Large Target Market	• 701,000 sworn officers in 15,300 federal, state and local law enforcement agencies [3] • 1,100,000 private & government security officers [4] • 12,100,000 international police officers [5] • Additional opportunities including military, federal and special purpose agencies, mental health institutions, school teachers and homeowners
Society Driving Social Need	• Police don't have an adequate tool to engage with mentally ill • Compelling need to reduce disproportionate rates of loss of life or severe injury to mentally ill • Substantial media interest and costly litigations focusing on police encounters
Industry Innovator	• Invented a non-lethal remote restraint tool for public safety • Does not rely on pain compliance • No comparable remote restraint technology currently available to the public – a newly defined category of early police engagement
Patented Technology	• 3 patents issued, 6 patents pending • All international rights reserved • Product category extensions under development
Experienced Management	• Sales and training team all police veterans with national reputations • Research team led by Lemelson/MIT national inventor, over 80 patents • Executive team vastly experienced in new products and technology • Independent Director Michael Parris oversees the SHAQ brand

Endnotes

[1] The State of Mental Health in America, 2018; Mental Health America

[2] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

[3] U.S. Department of Justice, Statistical Brief, Full-Time Employees in Law Enforcement Agencies, 1997-2016: August 2018

[4] United States Department of Labor, Bureau of Labor Statistics, Occupational Employment and Wages, Security Guards: May 2016

[5] Estimate accumulated from individual country sources for countries with 100 largest police forces

[6] Non-Lethal Weapons - Global Market Outlook (2017-2023); Report Buyer

[7] Article 'Nationwide, police shot and killed nearly 1000 people in 2017'; Washington Post Investigation

[8] City Lawsuit Costs Report; Governing.com

[9] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson

[10] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis

[11] Behind the Badge: PEW Research Center

[12] Bureau of Justice Statistics, Census of State and Federal Correctional Facilities, 2005: October 2008



Thank You!

Wrap Technologies, Inc.
4620 Arville Street, Ste E
Las Vegas, Nevada 89103

800-583-BOLA

Attn: Jim Barnes
jim@wraptechnologies.com